Exhibit 77(q)(1)

Exhibits

(a)(1)    Amendment #65 dated August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING DFA Global All Equity Portfolio to ING DFA World Equity Portfolio - Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(a)(2)    Amendment #66 dated August 23, 2010 to the Amended and Restated Declaration of Trust dated February 26, 2002 regarding the abolition of the ING Wells Fargo Small Cap Disciplined Portfolio - Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(a)(3)    Amendment #67 dated November 12, 2010 to the Amended and Restated Declaration of Trust dated February 26, 2002 regarding the establishment of two new series – ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio - Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(e)(1)    Amended Schedule A dated December 14, 2010 to the Management Agreement dated August 21, 2003 between ING Investors Trust and ING Investments, LLC – Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(e)(2)    Amended Schedule A dated November, 2010 to the Management Agreement dated February 25, 2004 between ING Investors Trust and ING Investments, LLC – Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(e)(3)    Amended Schedule A dated November 2, 2010 to the Investment Management Agreement between ING Investors Trust and Directed Services LLC and ING Investors Trust dated April 29, 2005 as amended January 1, 2007 - Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(e)(4)    Sub-Advisory Agreement dated November 2, 2010 between Directed Services LLC and ING Investment Management Co. regarding ING Large Cap Growth Portfolio - Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(e)(5)    Amended Schedule A dated July 30, 2010 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. – Filed herein.

(e)(6)    Amended Schedule A dated November 2010 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services LLC and ING Investment Management Co. – Filed herein.

(e)(7)    Amended Schedule A dated November 2010 to the Portfolio Management Agreement dated December 31, 2005 between ING Investors Trust, Directed Services LLC and Lord Abbett & Co. LLC 2007 - Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(e)(8)    Amended Schedule A and Amended Schedule B dated November 2010 to the Portfolio Management Agreement dated May 1, 2002 between ING Investors Trust, Directed Services LLC and Morgan Stanley Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(e)(9)    Amended Schedule A and Amended Schedule B dated November 2010 to the Portfolio Management Agreement dated August 29, 2005 between ING Investors Trust, Directed Services LLC and Wells Capital Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.

(e)(10)    Fifth Amendment dated June 1, 2010 to the Portfolio Management Agreement dated October 24, 1997 between ING Investors Trust, Directed Services LLC and T. Rowe Price Associated, Inc. 2007 - Filed as an exhibit to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on Form N-1A on December 8, 2010 and incorporated herein by reference.